Exhibit 10.9



                Supplemental Agreement No. 5

                             to

                 Purchase Agreement No. 1485

                           between

                     The Boeing Company

                             and

                   UNITED AIR LINES, INC.

          Relating to Boeing Model 757-222 Aircraft

       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 13th day of April 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation with its principal office in Elk Grove Township, Illinois (hereinafter called Buyer);

                    W I T N E S S E T H:

       WHEREAS, the parties hereto entered into Purchase Agreement 1485 dated as of October 25, 1988, relating to Boeing Model 757-222 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement," (all capitalized terms used herein, unless otherwise specifically defined herein, shall have the meaning given to them in the Purchase Agreement) and

       WHEREAS, Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] four (4) Model 757 Aircraft contained in this Purchase Agreement in lieu of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. ARTICLE 1, Subject Matter of Sale, is hereby deleted in its entirety and replaced with a new Article 1 as follows:

       "ARTICLE 1. Subject Matter of Sale, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, ninety-four (94) Boeing Model 757-222 aircraft.
Such aircraft are referred to individually and collectively as the "Block A Aircraft", "Block B Aircraft", "Block C Aircraft", "Block D Aircraft", "Block E Aircraft", "Block F Aircraft (as such aircraft are allocated variously among the separate groupings defined as Blocks A,B,C,D,E and F in
Article 2 of this Purchase Agreement (or in Letter Agreement 1485-5 hereto)), "Aircraft" or "AIRCRAFT". The Block A, B, C, D and F Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification D6-44010-68 dated February 29, 1988 and the Block E Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification D6-44010-68, Rev. H, dated November 29, 1993 (as described in Exhibit A attached hereto) as they may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "Detail Specifications" as applicable. In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

2.     ARTICLE 2, Delivery of Aircraft; Title and Risk of
Loss, is hereby modified by inserting between the schedules
contained in section 2.1 for the Block D Aircraft and the
Block F Aircraft the following schedule:
                    "Block E Aircraft
       April 1996                  One (1)
       May 1996                    One (1)
       June 1996                   Two (2)"

3. ARTICLE 3, Price of Aircraft, is hereby modified by inserting after Article 3.1 (i)(c) and immediately before
3.1 (ii) the following:

       "(d) [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],"

4. ARTICLE 5, Payment, is hereby modified by inserting between the schedules contained in Article 5.1 for the Block
D Aircraft and the Block F Aircraft the following schedule:

                      "Block E Aircraft
       April 1996                  [*CONF.TREAT.REQ.]
       May 1996
       June 1996
       June 1996                   [*CONF.TREAT.REQ.]"

5. In order to separate the Blocks A, B, C, D and F configuration from the Block E configuration, Exhibit A to the Purchase Agreement is hereby deleted and replaced with two new Exhibits A-1 and A-2, which are Attachments No. 1 and 2 hereto, and incorporated herein by this reference.

6. In order to separate the Blocks A, B, C, and D Engine Price Adjustment provisions [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the Block E Engine Price Adjustment provisions [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], page 6 of Exhibit D is hereby deleted in its entirety and replaced by the new language contained in Attachment No. 3 hereto, which contains a new page 6. Such new page 6 is the same as the previous page 6 except that the new page 6 now includes references to Block A,B,C,D, and F. Exhibit D is also hereby modified by adding to the end of such Exhibit D the Engine Price Adjustment provisions for the Block E Aircraft which are contained in Attachment 4 hereto. Such Attachments No. 3 and 4 are incorporated herein by this reference.

7.     Boeing and Buyer agree that for purposes of Paragraph
1.2 of Letter Agreement No. 6-1162-TML-388, the four 757
Aircraft which are the subject of this Supplemental
Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8. The four 757 Aircraft which are the subject of this Supplemental Agreement are

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]



       Such deposit will be applied to the advance payments owed Boeing for the 757 Aircraft which are the subject of this Supplemental Agreement.

9. Paragraph 3.3 of Letter Agreement No. 6-1162-TML-388 provides that the




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]






10.    Buyer agrees that the invoice for each of the four
(4) 757 Aircraft which are the subject of this Supplemental Agreement will contain a [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph No. 13 of Letter Agreement No. 6-1162-TML-1205.

11. Boeing and Buyer agree that the provisions of paragraph 4, Adjustment Credits, to Letter Agreement No. 6-
1162-TML-388[*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which are the subject of this Supplemental Agreement.

12. Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in the[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13. It is hereby agreed that this Supplemental Agreement shall be treated as privileged and confidential under the terms of Letter Agreement 6-162-GKW-132.

14. The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 UNITED AIR LINES, INC.



By: /s/ M. Monica Fix              By: /s/ Douglas A. Hacker


Its:  Attorney-In-Fact             Its: Senior Vice President- Finance


Attachment No. 1
Supplemental Agreement No. 5
Purchase Agreement No. 1485


                         EXHIBIT A-1

                             to

                 PURCHASE AGREEMENT NO. 1485

                           between

                     THE BOEING COMPANY

                             and

                   UNITED AIR LINES, INC.


       BLOCKS A, B, C, D and F AIRCRAFT CONFIGURATION


       The Detail Specification, referred to in Article 1 of the Purchase Agreement for the Blocks A, B, C, D and F Aircraft, is Boeing Detail Specification D6-44010-68 dated even date herewith. Such Detail Specification shall be comprised of Boeing Detail Specification D6-44010, dated February 29, 1988, as amended to incorporate the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-48159. As soon as practicable, Boeing shall furnish to Buyer copies of the Detail Specification, which copies shall reflect such changes. It is understood and agreed that the basic price of the Blocks A, B, C, D and F Aircraft, as set forth in
Article 3 of this Agreement, reflects and includes all applicable price effects of such changes.

Attachment No. 2
Supplemental Agreement No. 5
Purchase Agreement No. 1485

                         EXHIBIT A-2

                             to

                 PURCHASE AGREEMENT NO. 1485

                           between

                     THE BOEING COMPANY

                             and

                   UNITED AIR LINES, INC.


               BLOCK E AIRCRAFT CONFIGURATION


       The Detail Specification, referred to in Article 1 of the Purchase Agreement for the Block E Aircraft, is Boeing Detail Specification D6-44010-68, Rev. H, dated November 29, 1993, as defined for airplanes NE091 through NE094 and as revised to include Pratt & Whitney (PW PW2037 engines and which includes a Maximum Takeoff Gross Weight of 230,000 pounds.
          ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

              BLOCKS A, B, C, D and F AIRCRAFT

(a) The basic price of each Block A, B, C, D and F Aircraft set forth in Article 3.1 of the Purchase Agreement includes an aggregate price for PW2037 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each Block A, B, C, D and F Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of each Block A, B, C, D and F Aircraft (hereinafter "Aircraft") delivery in accordance with the following formula:

       Pa  =  (P + F)  (AA + BB + CC) - P

(b)    The following definitions shall apply herein:

       Pa  =  Engine Price Adjustment

       P   =  Aggregate Engine Base Price [*CONFIDENTIAL
              MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
              A REQUEST FOR CONFIDENTIAL TREATMENT]
       AA  =  .60 x    L
                     $13.09

       BB  =  .30 x    M
                     l03.9

       CC  =  .10 x    E
                      92.3

In determining the value of AA, BB and CC, the ratio of L divided by $13.09, M divided by 103.9 and E divided by 92.3 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

       L  =   Labor Index, which is the "Hourly Earnings of
Aircraft Engines and Engine Parts Production
Workers, SIC 3724 published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
Aircraft delivery.

          ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

                      BLOCK E AIRCRAFT

(a) The Aircraft Basic Price of each Block E Aircraft set forth in this Agreement includes an aggregate price for PW2037 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit B called "Engines") of[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each Block E Aircraft ("Engine Price Adjustment" herein) will be determined at the time of each Block E Aircraft (hereinafter "Aircraft") delivery in accordance with the following formula:

       Pa  =  (P + F) (AA + BB + CC) - P

       (b)    The following definitions will apply herein:

       Pa  =  Engine Price Adjustment

              P   =  Aggregate Engine Base Price as set
              forth in paragraph (a) above.

       AA  =  .60 x    L
                    $17.13

       BB  =  .30 x    M
                     120.2

       CC  =  .10 x    E
                     74.7

In determining the value of AA, BB and CC, the ratio of L divided by $17.13, M divided by 120.2 and E divided by 74.7 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

               L  =  Labor Index, which is the "Hourly
              Earnings of Aircraft Engines and Engine Parts Production Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

   $17.13  =  Published Labor Index (SIC 3724) for
              December, 1993.

               M  =  Material Index, which is the "Producer
              Price Index - Code 10, Metals and Metal
              Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

    120.2  =  Published Material Index (Code 10) for
              December, 1993.

               E  =  Fuel Index, which is the "Producer
              Price Index - Code 5, Fuels and Related
              Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
              Aircraft delivery.

     74.7  =  Published Fuel Index (Code 5) for
              December, 1993.

               F  =  0.005 (N)(P).  Where N = the calendar
              year of scheduled Engine delivery, minus 1994. For purposes of this calculation, Engine delivery is assumed to be 3 months prior to the month of scheduled Aircraft delivery.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U. S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet with Boeing and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the Purchase Price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1993 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.